ADVANCED SERIES TRUST

AST International Growth Portfolio

Supplement dated February 28, 2023 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST International Growth Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

New Subadvisory Arrangements, Name Change , Investment Strategy Change and Amended Management Agreement

The Board of Trustees of the Trust (the Board) approved: (i) replacing Neuberger Berman Investment Advisers LLC (Neuberger Berman) and William Blair Investment Management, LLC (William Blair) with LSV Asset Management, Massachusetts Financial Services Company, J.P. Morgan Investment Management Inc., and PGIM Quantitative Solutions LLC as subadvisers to the Portfolio to serve alongside Jennison Associates LLC; (ii) changing the name of the Portfolio to the "AST International Equity Portfolio";

(iii)revising the investment strategy of the Portfolio; and (iv) amending the investment management agreement for the Portfolio to reflect a reduced contractual management fee rate. These changes are expected to become effective on or about March 13, 2023.

To reflect the changes described above, the SAI is hereby revised as follows, effective March 13, 2023:

A.All references in the SAI to "AST International Growth Portfolio" are hereby changed to "AST International Equity Portfolio."

B.The information pertaining to the Portfolio in the "Management Fee Rates" table under "MANAGEMENT AND ADVISORY ARRANGEMENTS" in Part I of the SAI is hereby replaced with the following:

Management Fee Rates
Portfolio	Contractual Fee Rate
AST International Equity Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

C.The information pertaining to the Portfolio in the "Fee Waivers & Expense Limitations" table under "FEE WAIVERS/SUBSIDIES" in Part I of the SAI is hereby replaced with the following:

Fee Waivers & Expense Limitations
Portfolio	Waiver and/or Expense Limitation
AST International Equity Portfolio	The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the
Portfolio so that the Portfolio's management fee plus other
expenses (exclusive, in all cases of, interest, brokerage, taxes
(such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales)
do not exceed 0.98% of the Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the
Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such
recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the
prior approval of the Board of Trustees.

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D.The table in Part I of the SAI entitled "Portfolio Subadvisers and Fee Rates" is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate
AST	LSV Asset	Under $1.25 billion
International	Management	0.450% of average daily net assets to $150 million;
Equity Portfolio		0.425% of average daily net assets from $150 million to $300 million;
0.400% of average daily net assets from $300 million to $450 million;
0.375% of average daily net assets from $450 million to $750 million;
0.350% of average daily net assets over $750 million
Over $1.25 billion
0.350% of average daily net assets

	Massachusetts Financial	0.300% of average daily net assets to $100 million;
	Services Company	0.285% of average daily net assets from $100 million to $250 million;
0.270% of average daily net assets from $250 million to $500 million;
0.250% of average daily net assets over $500 million

	PGIM	0.300% of average daily net assets
Quantitative
Solutions LLC

	J.P. Morgan Investment	0.350% of average daily net assets to $250 million;
	Management Inc.	0.330% of average daily net assets from $250 million to $500 million;
0.300% of average daily net assets over $500 million

	Jennison Associates	0.375% of average daily net assets to $500 million;
	LLC	0.325% of average daily net assets from $500 million to $1 billion;
0.30% of average daily net assets over $1 billion.

E.The table in Part I of the SAI entitled "ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—Other Accounts and Portfolio Ownership" is hereby revised by hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Adviser/Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership of
	Managers	Investment	Investment		Portfolio
		Companies	Vehicles		Securities
PGIM	Rick Babich	13/$15,938,333,687	None	None	None
InvestmentsLLC
(Strategic
Investment Research
Group)
	Jeffrey Peasley	10/$11,397,267,367	None	None	None
LSV Asset	Josef Lakonishok,	35/$16,202,590,417	63/$21,382,073,412	318/$53,515,794,854	None
Management	Ph.D	0/$0	7*/$1,746,486,102	68/$12,095,653,398

	Menno	35/$16,202,590,417	63/$21,382,073,412	318/$53,515,794,854	None
	Vermeulen, CFA	0/$0	7*/$1,746,486,102	68/$12,095,653,398

	Puneet	35/$16,202,590,417	63/$21,382,073,412	318/$53,515,794,854	None
	Mansharamani,	0/$0	7*/$1,746,486,102	68/$12,095,653,398
CFA

	Greg Sleight	35/$16,202,590,417	63/$21,382,073,412	318/$53,515,794,854	None
		0/$0	7*/$1,746,486,102	68/$12,095,653,398
	Guy Lakonishok,	35/$16,202,590,417	63/$21,382,073,412	318/$53,515,794,854	None
	CFA	0/$0	7*/$1,746,486,102	68/$12,095,653,398

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Massachusetts	Jim Fallon	17 / $5.2 billion	12 / $1.6 billion	24 / $5.1 billion	None
Financial Services
Company
	Matt Krummell	17 / $5.2 billion	12 / $1.6 billion	22 / $5.0 billion	None

	Jonathan Sage	20 / $9.6 billion	14 / $3.3 billion	27 / $7.8 billion	None

	Jed Stocks	17 / $5.2 billion	12 / $1.6 billion	23 / $5.0 billion	None
PGIM Quantitative	Wen Jin, PhD,	18/$444,594,031	9/$544,930,337	7/$1,500,707,262	None
Solutions LLC	CFA			4/$1,158,685,743

	Ken D'Souza,	18/$444,594,031	9/$544,930,337	7/$1,500,707,262	None
	CFA			4/$1,158,685,743

	Stacie L. Mintz,	49/$444,594,031	17/$2,924,335,179	46/$14,302,660,083	None
	CFA			8/$1,695,236,531

J.P. Morgan	Tom Murray	13/$7,137,908mm	6/$2,201,517mm	24/$7,605,628	None
Investment
Management Inc.
	Shane Duffy	14/$6,971,226mm	6/$2,201,517	23/$6,264,114	None

	James Sutton	4/$4,756,079mm	4/$1,853,087	4/$2,584,648	None

	Zenah Shuhaiber	3/$4,534,190	6/$2,365,918	13/$4,506,530	None
Jennison Associates	Mark B. Baribeau,	12/$9,083,326,000	10/$3,252,033,000	27/$3,810,344,000	None
LLC	CFA			6/$1,240,556,000

	Thomas F. Davis	8/$8,395,980,000	9/$3,237,471,000	26/$3,806,455,000	None
6/$1,240,556,000

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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